Exhibit 10.1

16 September 2020

The Directors

Reading Courtenay Central Limited

C/- Reading International Limited

5995 Sepulveda Blvd

Suite 300

Culver City

California 90230

United States of America

Dear Sirs,

BANKING FACILITIES – READING COURTENAY CENTRAL LIMITED

We confirm that we have approved the following changes to your banking arrangements.

THE CHANGES

1. Westpac NZ waives the 30 September 2020 test of the Interest Cover ratio, applicable to your banking arrangements and detailed in clause 8.2(b) of the MOCL agreement, dated October 2016, as amended from time to time (the Agreement”). Testing of this covenant shall resume on 31 December 2020 and quarterly thereafter.

THE CONDITIONS OF APPROVAL

Nil.

In all other respects your banking arrangements remain unchanged.

If the terms of this letter are acceptable to you, please sign this letter, arrange for all guarantors to sign it, and return it. The changes will take effect from the date we receive the signed copy from you provided any conditions have been satisfied.

This letter may be executed in two or more counterparts, all of which will be deemed  to constitute the same instrument. Westpac NZ may accept as an original a facsimile copy or copies of this letter executed by the parties, which when taken with a counterpart executed by Westpac NZ, will be deemed to  be one original copy of this letter.

This offer is open for acceptance until 5pm on 30 September 2020.

Yours sincerely,

WESTPAC NEW ZEALAND LIMITED

Melissa Burnett

Senior Manager

Corporate Business

ACCEPTANCE

We accept the changes described in this letter.

Signed on behalf of the Borrower, Reading Courtenay Central Limited, by:

Director
Date of acceptance:	16/09/2020

GUARANTOR'S CONSENT

We confirm that our guarantee is not affected by the changes referred to in this letter.

Signed on behalf of the Borrower, Reading New Zealand Limited, by:

ncnt

Director
Date of consent:	16/09/2020

Signed on behalf of the Borrower, Reading Cinemas Courtenay Central Limited, by:

ncnt

Director
Date of consent:	16/09/2020

Signed on behalf of the Borrower, Reading New Lynn Limited, by:

ncnt

Director
Date of consent:	16/09/2020

Signed on behalf of the Borrower, Reading Dunedin Limited, by:

ncnt

Director
Date of consent:	16/09/2020

Signed on behalf of the Borrower, Reading Queenstown Limited, by:

ncnt

Director
Date of consent:	16/09/2020

Signed on behalf of the Borrower, Courtenay Car Park Limited, by:

2

ncnt

Director
Date of consent:	16/09/2020

Signed on behalf of the Borrower, Reading Wellington Properties Limited, by:

ncnt

Director
Date of consent:	16/09/2020

Signed on behalf of the Borrower, Queenstown Land Holdings Limited, by:

ncnt

Director
Date of consent:	16/09/2020

Signed on behalf of the Borrower, Darnelle Enterprises Limited, by:

ncnt

Director
Date of consent:	16/09/2020

Signed on behalf of the Borrower, Movieland Cinemas (NZ) Limited, by:

ncnt

Director
Date of consent:	16/09/2020

Signed on behalf of the Borrower, New Zealand Equipment Supply Limited, by:

ncnt

Director
Date of consent:	16/09/2020